                                                                  Exhibit 10.1

                              STOCK UNIT AGREEMENT
                  (2003 STOCK PLAN FOR NON-ASSOCIATE DIRECTORS)


          This STOCK UNIT AGREEMENT (this "Agreement") is made to be effective as of __________, 200_ (the "Grant Date"), by and between Abercrombie & Fitch Co., a Delaware corporation (the "Company"), and _______________________________
( the "Director").

                                   WITNESSETH:

          WHEREAS, pursuant to the provisions of the 2003 Stock Plan for Non-Associate Directors of the Company (the "Plan"), on the first business day of each fiscal year of the Company, the Company is to automatically grant to each individual then serving as a director of the Company who is not an associate of the Company or any of its affiliates (an "Eligible Director"), stock units representing the right to receive that number of shares of Class A Common Stock, par value $0.01 per share (the "Shares"), of the Company equal to the number determined by dividing (i) $60,000 by (ii) the average of the closing sale price of the Shares on the New York Stock Exchange ("NYSE") during the period of 20 trading days immediately preceding the date of grant of the stock units; and

          WHEREAS, the Director serves as an Eligible Director on the Grant
Date;

          NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

          1. GRANT OF STOCK UNITS. The Company hereby grants to the Director _______ stock units, each stock unit representing the right to receive one Share of the Company (the "Stock Units"), subject to adjustment as provided in Section 6 of this Agreement. The grant of the Stock Units shall not confer upon the Director any right to continue as a director of the Company.

          2. VESTING. Each Stock Unit shall vest in full on the first anniversary of the Grant Date as long as the Director continues to be an Eligible Director of the Company on such anniversary. The Shares subject to the vested Stock Units shall be deliverable to the Director as soon as reasonably practicable after the vesting date.

          3. ACCELERATION OF VESTING UPON CHANGE OF CONTROL. Notwithstanding the vesting provisions contained in Section 2 of this Agreement, but subject to the other terms and conditions set forth in this Agreement and the Plan, upon the occurrence of a "Change of Control" (as such term is defined in the Plan), all outstanding Stock Units held by the Director (whether or not then vested by their terms) shall become immediately vested in full and the Shares subject to the vested Stock Units deliverable to the Director.

         4. FORFEITURE OR EARLY VESTING UPON TERMINATION OF SERVICE AS DIRECTOR.

                   (a) TERMINATION OF SERVICE GENERALLY. Upon termination of the Director's service as a director of the Company for any reason other than death or total disability, all unvested Stock Units held by the Director shall be forfeited to the Company.

                  (b) TOTAL DISABILITY. If the Director's service as a director of the Company ceases as a result of the Director's "total disability" (as such term is defined in the Plan), all outstanding Stock Units held by the Director (whether or not then vested by their terms) shall become immediately vested in full. The Shares subject to the vested Stock Units shall then be deliverable to the Director.

                  (c) DEATH. If the Director dies while serving as a director of the Company, all outstanding Stock Units held by the Director (whether or not then vested by their terms) shall become immediately vested in full. The Shares subject to the vested Stock Units shall then be deliverable to the Director's estate or the person who acquires the right to receive such Shares upon the Director's death by bequest or inheritance.

          5. NON-TRANSFERABILITY OF STOCK UNITS. The Stock Units may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of by the Director otherwise than by will or the laws of descent and distribution. The Stock Units may, however, be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended, or any successor provision.

          6. ADJUSTMENTS TO STOCK UNITS. If there is a change in the outstanding Shares of the Company by reason of a stock dividend, stock split, recapitalization, extraordinary dividend, merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change, the number of Shares subject to outstanding Stock Units shall be appropriately adjusted as necessary to reflect such event. Notice of any adjustment pursuant to this Section 6 shall be given by the Company to the Director.

          7. RESTRICTIONS ON TRANSFERS OF SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the Company may postpone the issuance and delivery of Shares upon the vesting of the Stock Units until completion of any stock exchange listing or registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company may consider appropriate. Shares issued and delivered upon vesting of the Stock Units shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the Company, in its discretion, shall determine are necessary to satisfy applicable laws, rules and regulations.

          8. RIGHTS OF THE DIRECTOR AS A STOCKHOLDER. The Director shall have no voting or other rights as a stockholder of the Company with respect to the Shares of the Company covered by the Stock Units until the date of issuance to the Director of a certificate or other evidence of ownership representing such Shares. Upon vesting of the Stock Units and delivery of the Shares subject thereto, the Director will obtain full voting and other rights as a stockholder of the Company in respect of the delivered Shares.

          9. PLAN AS CONTROLLING. All terms and conditions of the Plan applicable to the Stock Units which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the Plan, the Plan shall be deemed controlling. The Director acknowledges receipt of a copy of the Plan and of the Prospectus related to the Plan.

          10. GOVERNING LAW. To the extent not preempted by federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          11. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of the Company and of the Director enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

          12. CAPTIONS. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

          13. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect. It is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

          14. NUMBER AND GENDER. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

          15. ENTIRE AGREEMENT. This Agreement, including the Plan incorporated herein by reference, constitutes the entire agreement between the Company and the Director in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the Company, and no servant or agent of the Director, is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.

          16. SUCCESSORS AND ASSIGNS OF THE COMPANY. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the Company.

   [Remainder of page intentionally left blank; signatures on following page.]

          IN WITNESS WHEREOF, the Director has executed this Agreement, and the Company has caused this Agreement to be executed by its duly authorized officer, in each case to be effective as of the Grant Date.

                                        COMPANY:

                                        ABERCROMBIE & FITCH CO.


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        DIRECTOR:


                                        ----------------------------------------

                                        Printed Name:
                                                     ---------------------------

                                        Address:
                                                --------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Social Security Number:
                                                               -----------------